PROVISIONS	12 Months Ended
Dec. 31, 2022
PROVISIONS
PROVISIONS

32.   PROVISIONS

Provisions primarily represent provision for future dismantlement costs of oil and gas properties. The Group has mainly committed to the PRC government to establish certain standardized measures for the dismantlement of its oil and gas properties by making reference to the industry practices and is thereafter constructively obligated to take dismantlement measures of its oil and gas properties.

Movement of provision of the Group’s obligations for the dismantlement of its oil and gas properties is as follows:

	2020	2021	2022
	RMB	RMB	RMB

Balance as at January 1	42,438	43,713	40,495
Provision for the year	1,563	2,163	4,277
Accretion expenses	1,343	1,135	1,103
Decrease for the year	(1,490)	(6,435)	(2,438)
Exchange adjustments	(141)	(81)	162
Balance as at December 31	43,713	40,495	43,599